UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2003

(Date of Earliest Event Reported)

ELECTRONIC ARTS INC.

(Exact name of registrant as specified in charter)

Commission File No. 0-17948

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 94-2838567

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 650-628-1500

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 6, 2003, relating to Electronic Arts Inc.’s financial results for the fourth quarter and fiscal year ended March 31, 2003 (corrected).

Item 9.    Regulation FD Disclosure

The information in this Form 8-K is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition”.

Item 12.    Results of Operations and Financial Condition.

On May 6, 2003, the registrant issued a press release announcing its earnings results for the fourth quarter and fiscal year ended March 31, 2003. A corrected copy of the registrant’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	May 6 , 2003	By:	/s/ Warren C. Jenson
Warren C. Jenson Executive Vice President, Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 6, 2003, relating to Electronic Arts Inc.’s financial results for the fourth quarter and fiscal year ended March 31, 2003 (corrected).